Exhibit 99.1

GD Culture Group Limited Announces Registered Direct Offering

NEW YORK, March 22, 2024 (GLOBE NEWSWIRE) -- GD Culture Group Limited (“GDC” or the “Company”) (Nasdaq: GDC), a holding company currently conducting business through its operating subsidiary, AI Catalysis Corp. (“AI Catalysis”), today announced that it had entered into a definitive agreement with several investors for the purchase and sale of an aggregate of 810,277 shares of the Company’s common stock, at a purchase price of $1.144 per share in a registered direct offering.

The aggregate gross proceeds to the Company are expected to be approximately $926,957. The transactions are expected to close on or about March 26, 2024, subject to the satisfaction of customary closing conditions.

Univest Securities, LLC is acting as the sole placement agent.

The Shares have been registered and the offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-254366) previously filed and declared effective by the U.S. Securities and Exchange Commission (“SEC”) on March 26, 2021. A final prospectus supplement and accompanying prospectus describing the terms of the proposed offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying prospectus may be obtained, when available, by contacting Univest Securities, LLC at info@univest.us, or by calling +1 (212) 343-8888.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Copies of the prospectus supplement relating to the registered direct offering, together with the accompanying base prospectus, can be obtained at the SEC’s website at www.sec.gov.

About GD Culture Group Limited.

GD Culture Group Limited (the “Company”) (Nasdaq: GDC), is a Nevada holding company currently conducting business through its operating subsidiary AI Catalysis Corp. (“AI Catalysis”). The company plans to enter into the livestreaming market with focus on e-commerce and livestreaming interactive games through its wholly owned U.S. subsidiary, AI Catalysis, a Nevada corporation incorporated in May 2023. The Company’s main businesses include AI-driven digital human technology, live-streaming e-commerce business and live streaming interactive game. For more information, please visit the Company’s website at https://www.gdculturegroup.com/.

Forward-Looking Statements

This press release contains forward-looking statements, including information about the expected timing of closing and the use of proceeds from the offering, within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause the results of Company to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents Company files with the SEC, including but not limited to, Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as subsequent reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Company’s future results. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements and undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results.

For investor and media inquiries, please contact:

Ascent Investor Relations LLC

Tina Xiao

Phone: +1-646-932-7242

Email: investors@ascent-ir.com